October 27, 2016

WST INVESTMENT TRUST

WST ASSET MANAGER – U.S. EQUITY FUND
WST ASSET MANAGER – U.S. BOND FUND

Supplement to Prospectus and Statement of Additional Information
dated December 18, 2015

Important Notice Regarding Change in Investment Policy

This supplement updates certain information in the Prospectus (the “Prospectus”) and the Statement of Additional Information (the “SAI”) of the WST Asset Manager – U.S. Equity Fund (the “Equity Fund”) and the WST Asset Manager – U.S. Bond Fund (the “Bond Fund”) (together with the Equity Fund, the “Funds”) to revise information contained therein as described below. For more information or to obtain a copy of the Prospectus or the SAI free of change, please contact the Funds at 1-866-515-4626.

Effective December 31, 2016 (the “Effective Date”), the WST Asset Manager – U.S. Equity Fund will change its name to “WSTCM Sector Select Risk-Managed Fund” and remove the following principal investment policy:  “Under normal market conditions, the Equity Fund will invest at least 80% of the value of its net assets, plus any borrowing for investment purposes, in Sector Investments (and thus in equity securities of U.S. companies), while a combination of Fixed Income Investments and/or Gold Investments will typically comprise less than 12% of the value of the Fund’s net assets.”

As of the Effective Date, the WST Asset Manager – U.S. Bond Fund will change its name to “WSTCM Credit Select Risk-Managed Fund” and remove the following principal investment policy: “Under normal circumstances, at least 80% of the Bond Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested directly or indirectly in U.S. bonds.”

Therefore on and after the Effective Date the Funds will no longer be required to comply with these 80% investment policies.

Investors Should Retain this Supplement for Future Reference